                                                                    EXHIBIT 99.1


                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
           REPORTS A 29% INCREASE IN FFO, OR 12% ON A PER SHARE BASIS

DENVER, COLORADO, July 26, 2001


         Apartment Investment and Management Company (NYSE:AIV) ("Aimco") announced that its Funds From Operations ("FFO") for the second quarter of 2001 equaled $136 million or $1.32 per common share, compared to $105 million or $1.18 per common share for the second quarter of 2000, an increase of 29.5%, or 11.9% on a per share basis.

         Aimco announced that its Adjusted Funds From Operations ("AFFO"), Aimco's measure of economic profitability, for the second quarter of 2001 equaled $121 million or $1.17 per common share, compared to $96 million or $1.07 per common share for the second quarter of 2000, an increase of 26.0%, or 9.3% on a per share basis. In the second quarter, Aimco increased its quarterly capital replacement reserve from $75 to $95 per door. This change reduced AFFO by $3.2 million or $.03 per share.

         Total consolidated revenues for the second quarter 2001 were $324 million; an increase of 25.6% compared to total consolidated revenues of $258 million for the same period in 2000. Consolidated revenues have increased $300 million from $24 million in the second quarter of 1996 to $324 million in the second quarter of 2001, an increase of 1250%. Compounded annual growth in consolidated revenues for the last three and five years have been 53.8% and 68.3%, respectively.

         The Board of Directors declared on July 26, 2001 the regular quarterly cash dividend of $0.78 per common share for the quarter ended June 30, 2001, payable on August 10, 2001 to shareholders of record on August 3, 2001. The dividend represents a distribution of 59.1% of FFO and 66.7% of AFFO for the quarter ended June 30, 2001 and a 6.5% yield based on the closing price of Aimco's Class A Common Stock of $47.95 as of July 25, 2001.

SAME STORE RESULTS

         Second quarter 2001, "same store" sales for the 655 "same store" apartment communities containing 179,282 units owned during both 2001 and 2000, adjusted for Aimco's ownership interest in these communities, showed a 4.1% increase in Net Operating Income, a 4.3% increase in revenues, and a 4.5% increase in operating expenses from the second quarter of 2000.

         Weighted average physical occupancy for the 655 apartment communities was 93.8% as of June 30, 2001, compared to 94.7% as of June 30, 2000. Average monthly rent per occupied unit was $685 at June 30, 2001 compared to $657 at June 30, 2000, an increase of 4.3%.

ACQUISITION, SALE AND REFINANCING ACTIVITY

         In the quarter, Aimco completed $526 million in acquisitions, dispositions, and mortgage-financing transactions. Aimco acquired four property interests for aggregate consideration of $101 million and purchased $64 million of limited partnership interests. Aimco sold 12 apartment communities for a total of $63 million of which Aimco's share was $27.6 million. Second quarter refinancing activity included the closing of $298 million of new mortgages at an initial weighted-average interest rate of 6.12%. Aimco's share of the refinancing proceeds was $136 million.

BALANCE SHEET

         In July, Aimco closed on the sale of $103 million of Class R Cumulative Perpetual Preferred Stock. The net proceeds of approximately $100 million were used to pay down short term borrowings. The outstanding balance on Aimco's line of credit on July 26th was $139 million with availability of $261

Apartment Investment and Management Company
July 26, 2001
Page 2


million. Since its IPO in 1994, Aimco has maintained its policy of 2:1 coverage of free cash flow to interest expense and preferred dividends.

LIQUIDITY

         In the second quarter, internal sources of cash flow, which include cash cushion (i.e., AFFO less common dividends and principal payments on debt) and net proceeds from mortgage refinancings and property sales, generated $143 million to Aimco. For the six months ended June 2001, these internal sources contributed $310 million. Aimco expects these internal sources to provide in excess of $550 million for all of 2001. Cash requirements from Aimco's redevelopment, enhancement and initial capital expenditures ("ICE') activities are anticipated to be $180 million for the balance of 2001 and an additional estimated $60 million through completion.

HIGH PERFORMANCE UNITS

         Aimco's new HPU investment program was approved by shareholders at Aimco's annual meeting in June. More than 50 employee/managers are participating and have invested $4.9 million. The program is based on outperformance which at a minimum must be the higher of 11% annualized growth or 115% of the Morgan Stanley REIT Index. The starting point for the new HPU investment program is $48.36 per share.

OUTLOOK

         The estimates presented are forward-looking and are based on current expectations. In the first quarter earnings release, management indicated that Aimco would meet or exceed $5.40 per share in FFO based, among other assumptions, on same store growth of 5% to 6%. In the second quarter, same store growth was 4.1% which, compared to the assumed growth of 5% to 6%, reduced quarterly FFO by $.02 to $.03 per share. Given the weak economy and uncertainty as to the pace of economic recovery, it is difficult for Aimco to project what "same store" results will be during the balance of the year. They could recover, decline, or stay the same. For Aimco planning purposes, it is assumed that the economy will continue to be difficult, but not materially worse than during the past 90 days. For Aimco, a 1% change in same store sales growth will result in a $.02 per share change in FFO per quarter. Aimco continues to assume $500 million in gross property acquisitions and/or partnership acquisitions and $133 million in completed redevelopments for 2001.

EARNINGS CONFERENCE CALL

         The second quarter 2001 earnings conference call will be conducted on Friday, July 27, 2001 at 10:00 a.m. Eastern time. You may participate in the conference call by dialing 800-374-0616, or 706-645-9249 for international callers, approximately five minutes before the conference call is scheduled to begin and indicating that you wish to join the Apartment Investment and Management Company second quarter 2001 earnings conference call.



SUPPLEMENTAL INFORMATION

         Please see the attached Supplemental Information as noted below:

Consolidated Statement of Income                Page Four
Balance Sheet Presentation                      Page Five

Apartment Investment and Management Company
July 26, 2001
Page 3


FFO and AFFO                                    Page Six
Free Cash Flow from Business Segments           Page Seven - Nine
Income Statement Presentation                   Page Ten
Balance Sheet Information                       Page Eleven
Same Store Sales                                Page Twelve

Additional disclosures will be available on the Aimco website at www.aimco.com/about/financial/2Q2001.asp as noted below.

Earnings Release with Supplemental Information
Apartment Unit Summary
Proforma Income Statement
Net Asset Value

FORWARD-LOOKING ASSUMPTIONS

         This earnings release contains forward-looking statements including statements regarding 2001 results which are subject to certain risks and uncertainties, including but not limited to; the Company's ability to maintain current occupancy and rent levels and increase in same store results. Actual results may differ materially from those described and could be affected by a variety of factors including economic conditions; changes in interest rates; governmental regulations; competition; financing risks; variations in real estate values; the failure of acquisitions to perform in accordance with expectations; possible environmental liabilities; and other risks described in our filings with the Securities and Exchange Commission. These forward-looking statements reflect management's judgment as of this date, and we assume no obligation to revise or update them to reflect future events or circumstances.

ABOUT AIMCO

         Aimco is a real estate investment trust with headquarters in Denver, Colorado and 25 regional operating centers, which holds a geographically diversified portfolio of apartment communities. Aimco, through its subsidiaries, operates approximately 1,620 properties, including approximately 312,000 apartment units, and serves approximately one million residents. Aimco's properties are located in 46 states, the District of Columbia and Puerto Rico.


Contact: Katie Murphree, Vice President Investor Relations (303) 691-4440 Paul McAuliffe, Executive Vice President and Chief Financial Officer
            (303) 691-4339
            E-Mail:  investor@aimco.com

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
SECOND QUARTER 2001
PAGE FOUR


                      CONSOLIDATED STATEMENTS OF INCOME [a]
                 (IN THOUSANDS, EXCEPT PER SHARE AND UNIT DATA)
                                   (UNAUDITED)

                                                                            FOR THE THREE MONTHS ENDED JUNE 30,
                                                                            -----------------------------------
                                                                                  2001              2000
                                                                             --------------    --------------
RENTAL PROPERTY OPERATIONS:
   Rental and other property revenues                                        $      323,770    $      258,064
   Property operating expenses[b]                                                  (126,209)         (104,653)
   Owned property management expense[c]                                              (3,008)           (4,136)
                                                                             --------------    --------------
        Income from property operations                                             194,553           149,275
                                                                             --------------    --------------

SERVICE COMPANY BUSINESS:
   Management fees and other income from affiliates[b][c]                            46,978            12,410
   Management and other expenses                                                    (30,441)           (5,474)
   General and administrative expenses allocation                                    (2,895)           (2,474)
   Amortization of intangibles                                                       (4,332)           (1,494)
                                                                             --------------    --------------
        Income from service company business                                          9,310             2,968
                                                                             --------------    --------------

General and administrative expenses:
   Before allocation                                                                 (4,457)           (4,414)
   Allocation to service company business                                             2,895             2,474
                                                                             --------------    --------------
General and administrative expenses, net                                             (1,562)           (1,940)

Depreciation on rental property                                                     (95,213)          (85,289)
Interest expense                                                                    (82,116)          (64,397)
Interest and other income[d]                                                         17,375            15,508
Equity in earnings (losses) of unconsolidated real estate partnerships[e]            (4,731)            1,441
Equity in earnings of unconsolidated subsidiaries[f]                                     --             1,700
Minority interest in real estate partnerships                                        (5,256)           (6,332)
                                                                             --------------    --------------

INCOME BEFORE GAIN FROM DISPOSITIONS OF PROPERTIES AND
   MINORITY INTEREST IN OPERATING PARTNERSHIP                                        32,360            12,934

Gain on disposition of properties, net                                                1,490               226
                                                                             --------------    --------------
INCOME BEFORE MINORITY INTEREST IN OPERATING PARTNERSHIP                             33,850            13,160

Minority interest in Operating Partnership                                           (3,415)           (1,338)
                                                                             --------------    --------------
NET INCOME                                                                   $       30,435    $       11,822
                                                                             ==============    ==============


Net income attributable to preferred stockholders                            $       22,408    $       14,600
                                                                             ==============    ==============
Net income (loss) attributable to common stockholders                        $        8,027    $       (2,778)
                                                                             ==============    ==============


Weighted average number of common shares outstanding                                 72,716            66,261
                                                                             ==============    ==============
Weighted average number of common shares and common share
  equivalents outstanding                                                            74,354            66,261
                                                                             ==============    ==============


Basic earnings (loss) per common share                                       $         0.11    $        (0.04)
                                                                             ==============    ==============
Diluted earnings (loss) per common share                                     $         0.11    $        (0.04)
                                                                             ==============    ==============


                                                                              FOR THE SIX MONTHS ENDED JUNE 30,
                                                                              ---------------------------------
                                                                                   2001              2000
                                                                              --------------    --------------
RENTAL PROPERTY OPERATIONS:
   Rental and other property revenues                                         $      646,004    $      482,384
   Property operating expenses[b]                                                   (251,895)         (195,404)
   Owned property management expense[c]                                               (6,218)           (6,241)
                                                                              --------------    --------------
        Income from property operations                                              387,891           280,739
                                                                              --------------    --------------

SERVICE COMPANY BUSINESS:
   Management fees and other income from affiliates[b][c]                             97,998            22,435
   Management and other expenses                                                     (62,490)           (9,378)
   General and administrative expenses allocation                                     (4,176)           (3,527)
   Amortization of intangibles                                                        (9,233)           (3,069)
                                                                              --------------    --------------
        Income from service company business                                          22,099             6,461
                                                                              --------------    --------------

General and administrative expenses:
   Before allocation                                                                  (8,549)           (8,677)
   Allocation to service company business                                              4,176             3,527
                                                                              --------------    --------------
General and administrative expenses, net                                              (4,373)           (5,150)

Depreciation on rental property                                                     (200,604)         (146,580)
Interest expense                                                                    (169,332)         (122,604)
Interest and other income[d]                                                          32,038            28,511
Equity in earnings (losses) of unconsolidated real estate partnerships[e]             (9,207)            3,886
Equity in earnings of unconsolidated subsidiaries[f]                                      --             4,472
Minority interest in real estate partnerships                                        (10,881)          (13,452)
                                                                              --------------    --------------

INCOME BEFORE GAIN FROM DISPOSITIONS OF PROPERTIES AND
   MINORITY INTEREST IN OPERATING PARTNERSHIP                                         47,631            36,283

Gain on disposition of properties, net                                                 1,556             5,331
                                                                              --------------    --------------
INCOME BEFORE MINORITY INTEREST IN OPERATING PARTNERSHIP                              49,187            41,614

Minority interest in Operating Partnership                                            (4,734)           (3,910)
                                                                              --------------    --------------
NET INCOME                                                                    $       44,453    $       37,704
                                                                              ==============    ==============


Net income attributable to preferred stockholders                             $       41,103    $       29,115
                                                                              ==============    ==============
Net income (loss) attributable to common stockholders                         $        3,350    $        8,589
                                                                              ==============    ==============


Weighted average number of common shares outstanding                                  71,667            66,167
                                                                              ==============    ==============
Weighted average number of common shares and common share
  equivalents outstanding                                                             73,243            67,163
                                                                              ==============    ==============


Basic earnings (loss) per common share                                        $         0.05    $         0.13
                                                                              ==============    ==============
Diluted earnings (loss) per common share                                      $         0.05    $         0.13
                                                                              ==============    ==============


[a] See page 7 for Aimco's free cash flow from business segments from consolidated and unconsolidated entities

[b] In accordance with consolidation accounting principles, $3.5 million and $7.5 million of reimbursement fee income for the three and six months ended June 30, 2001, respectively, were eliminated from the service company business and the associated expense was accordingly eliminated from rental property operations

[c] In accordance with consolidation accounting principles, $7.6 million and $14.8 million of management fee income for the three and six months ended June 30, 2001, respectively, were eliminated from the service company business and the associated expense was accordingly eliminated from rental property operations

[d] In second quarter of 2001, interest and other income included $6.4 million of transactional income

[e] In second quarter of 2001, represents Aimco's share of earnings from 99,594 apartment units in which Aimco holds an equity interest

[f] Represents Aimco's share of earnings from unconsolidated service company business for the three and six months ended June 30, 2000 (as of January 1, 2001 this business is now consolidated)

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
SECOND QUARTER 2001
PAGE FIVE


                           BALANCE SHEET PRESENTATION
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                                          CONSOLIDATED
                                                                                        PROPORTIONATE         GAAP
                                                                    PROPORTIONATE         SHARE OF        BALANCE SHEET
                                                                     CONSOLIDATED      UNCONSOLIDATED         AS OF
                                                                   BALANCE SHEET[a]   PARTNERSHIPS[b]    JUNE 30, 2001
                                                                   ----------------   ----------------   ---------------

                                 ASSETS
Real estate                                                         $    7,712,556     $      931,591     $    6,780,965

Land                                                                     1,229,932            212,019          1,017,913

Accumulated depreciation                                                (1,447,717)          (117,507)        (1,330,210)

Cash and cash equivalents                                                  135,393                 --            135,393

Restricted cash                                                            139,917                 --            139,917

Accounts receivable                                                        135,145                 --            135,145

Deferred financing costs                                                    78,100                 --             78,100

Goodwill                                                                   109,313                 --            109,313

Notes receivable from unconsolidated real estate partnerships              245,908                 --            245,908

Notes receivable from unconsolidated subsidiaries                               --                 --                 --

Investment in unconsolidated real estate partnerships                      282,869           (364,079)           646,948

Investment in unconsolidated subsidiaries                                       --                 --                 --

Other assets                                                               122,288                 --            122,288
                                                                    --------------     --------------     --------------
     TOTAL ASSETS                                                   $    8,743,704     $      662,024     $    8,081,680
                                                                    ==============     ==============     ==============


                 LIABILITIES AND STOCKHOLDERS' EQUITY

Secured tax-exempt bond financing - long term                       $      884,682     $      114,424            770,258

Secured notes payable - long term                                        4,133,779            547,600          3,586,179

Term loan[e]                                                                    --                 --                 --

Credit facility                                                            233,000                 --            233,000
                                                                    --------------     --------------     --------------
     TOTAL INDEBTEDNESS                                                  5,251,461            662,024          4,589,437

Accounts payable                                                            13,627                 --             13,627

Accrued liabilities and other                                              256,906                 --            256,906

Deferred rental income                                                      11,901                 --             11,901

Security deposits                                                           32,258                 --             32,258

Deferred taxes                                                              33,897                 --             33,897
                                                                    --------------     --------------     --------------
     TOTAL LIABILITIES                                                   5,600,050            662,024          4,938,026
                                                                    --------------     --------------     --------------

Minority interest in other partnerships                                     98,016                 --             98,016

Mandatorily redeemable convertible preferred securities                     25,347                 --             25,347

Minority interest in Operating Partnership                                 340,402                 --            340,402

STOCKHOLDERS' EQUITY
   Class A Common Stock                                                        740                 --                740
   Additional paid - in capital                                          2,194,833                 --          2,194,833
   Perpetual preferred stock                                               379,020                 --            379,020
   Convertible preferred stock                                             621,947                 --            621,947
   Distributions in excess of earnings                                    (471,787)                --           (471,787)
   Notes due on common stock purchases                                     (44,864)                --            (44,864)
                                                                    --------------     --------------     --------------
                                                                         2,679,889                 --          2,679,889
                                                                    --------------     --------------     --------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $    8,743,704     $      662,024     $    8,081,680
                                                                    ==============     ==============     ==============


                                                                                                         CONSOLIDATED
                                                                     EFFECT OF         COMPARATIVE           GAAP
                                                                  PREFERRED STOCK     BALANCE SHEET     BALANCE SHEET
                                                                    SUBSIDIARIES         AS OF              AS OF
                                                                 CONSOLIDATION[c]   JUNE 30, 2001[d]  DECEMBER 31, 2000
                                                                 ----------------   ----------------  -----------------
                                 ASSETS

Real estate                                                       $      (22,631)    $    6,758,334     $    6,036,031

Land                                                                          --          1,017,913            976,421

Accumulated depreciation                                                   1,395         (1,328,815)          (913,263)

Cash and cash equivalents                                                (12,312)           123,081            157,115

Restricted cash                                                             (919)           138,998            126,914

Accounts receivable                                                      (96,133)            39,012              2,873

Deferred financing costs                                                      --             78,100             44,403

Goodwill                                                                 (12,313)            97,000            100,532

Notes receivable from unconsolidated real estate partnerships           (121,281)           124,627            140,860

Notes receivable from unconsolidated subsidiaries                        223,198            223,198            190,453

Investment in unconsolidated real estate partnerships                    (80,551)           566,397            676,188

Investment in unconsolidated subsidiaries                                149,439            149,439            107,781

Other assets                                                            (104,283)            18,005             53,566
                                                                  --------------     --------------     --------------
     TOTAL ASSETS                                                 $      (76,391)    $    8,005,289     $    7,699,874
                                                                  ==============     ==============     ==============


                 LIABILITIES AND STOCKHOLDERS' EQUITY

Secured tax-exempt bond financing - long term                     $           --     $      770,258     $      773,033

Secured notes payable - long term                                        (18,622)         3,567,557          3,258,342

Term loan[e]                                                                  --                 --             74,040

Credit facility                                                               --            233,000            254,700
                                                                  --------------     --------------     --------------
     TOTAL INDEBTEDNESS                                                  (18,622)         4,570,815          4,360,115

Accounts payable                                                            (192)            13,435             88,818

Accrued liabilities and other                                            (20,696)           236,210            211,324

Deferred rental income                                                    (5,982)             5,919              5,611

Security deposits                                                           (415)            31,843             28,332

Deferred taxes                                                           (33,897)                --                 --
                                                                  --------------     --------------     --------------
     TOTAL LIABILITIES                                                   (79,804)         4,858,222          4,694,200
                                                                  --------------     --------------     --------------

Minority interest in other partnerships                                    6,123            104,139            139,731

Mandatorily redeemable convertible preferred securities                       --             25,347             32,330

Minority interest in Operating Partnership                                    54            340,456            331,956

STOCKHOLDERS' EQUITY
   Class A Common Stock                                                       --                740                713
   Additional paid - in capital                                               --          2,194,833          2,072,208
   Perpetual preferred stock                                                  --            379,020            315,770
   Convertible preferred stock                                                --            621,947            521,947
   Distributions in excess of earnings                                    (2,764)          (474,551)          (364,679)
   Notes due on common stock purchases                                        --            (44,864)           (44,302)
                                                                  --------------     --------------     --------------
                                                                          (2,764)         2,677,125          2,501,657
                                                                  --------------     --------------     --------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $      (76,391)    $    8,005,289     $    7,699,874
                                                                  ==============     ==============     ==============

[a] Aimco's proportionate consolidated balance sheet, which includes the GAAP balance sheet as of June 30, 2001, plus the proportionate share of selected historical unconsolidated balance sheet data to include only real estate, land, accumulated depreciation and secured debt, as of June 30, 2001

[b] Total of Aimco's proportionate share of selected historical unconsolidated balance sheet data to include only real estate, land, accumulated depreciation and secured debt, as of June 30, 2001

[c] The balance sheet of the preferred stock subsidiaries, net of eliminations, as of June 30, 2001

[d] Aimco's consolidated balance sheet, not including the balance sheet of the preferred stock subsidiaries, as of June 30, 2001 (for comparative purposes to December 31, 2000)

[e] The term debt at December 31, 2000 was $137.0 million, of which $63.0 million was recorded on the books of the preferred stock subsidiaries

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
SECOND QUARTER 2001
PAGE SIX


            FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                 FOR THE THREE MONTHS ENDED JUNE 30,
                                                                                ------------------------------------
                                                                                     2001                  2000
                                                                                --------------        --------------
OPERATING ACTIVITIES:
Income before minority interest in Operating Partnership                        $       33,850        $       13,160
Gain on disposition of properties                                                       (1,490)                 (226)
Real estate depreciation, net of minority interests                                     92,945                76,756
Real estate depreciation related to unconsolidated entities                             13,861                15,601
Amortization of intangibles                                                              4,332                 2,004
Deferred taxes                                                                              --                 2,109
Preferred stock dividends and distributions                                             (8,126)               (6,530)
Interest expense on mandatorily redeemable convertible preferred securities                489                 2,429
                                                                                --------------        --------------
FUNDS FROM OPERATIONS                                                           $      135,861        $      105,303

Recurring capital replacements                                                         (14,859)               (9,658)
                                                                                --------------        --------------
ADJUSTED FUNDS FROM OPERATIONS                                                  $      121,002        $       95,645
                                                                                ==============        ==============

Weighted average common shares, common share equivalents and Operating
   Partnership units outstanding:
    Common share and common share equivalents                                           91,132                81,837
    Operating Partnership and special units                                             12,156                 7,588
                                                                                --------------        --------------
                                                                                       103,288                89,425
                                                                                ==============        ==============

PER COMMON SHARE:
Funds From Operations                                                           $         1.32        $         1.18
Adjusted Funds From Operations                                                  $         1.17        $         1.07
Dividends Declared                                                              $        0.780        $        0.700



                                                                                 FOR THE SIX MONTHS ENDED JUNE 30,
                                                                               -------------------------------------
                                                                                    2001                   2000
                                                                               --------------         --------------
OPERATING ACTIVITIES:
Income before minority interest in Operating Partnership                       $       49,187         $       41,614
Gain on disposition of properties                                                      (1,556)                (5,331)
Real estate depreciation, net of minority interests                                   190,756                133,725
Real estate depreciation related to unconsolidated entities                            28,867                 34,563
Amortization of intangibles                                                             9,233                  4,087
Deferred taxes                                                                             --                  2,961
Preferred stock dividends and distributions                                           (14,861)               (13,052)
Interest expense on mandatorily redeemable convertible preferred securities             1,014                  4,858
                                                                               --------------         --------------
FUNDS FROM OPERATIONS                                                          $      262,640         $      203,425

Recurring capital replacements                                                        (26,262)               (19,557)
                                                                               --------------         --------------
ADJUSTED FUNDS FROM OPERATIONS                                                 $      236,378         $      183,868
                                                                               ==============         ==============

Weighted average common shares, common share equivalents and Operating
   Partnership units outstanding:
    Common share and common share equivalents                                          89,289                 80,679
    Operating Partnership and special units                                            11,643                  7,608
                                                                               --------------         --------------
                                                                                      100,932                 88,287
                                                                               ==============         ==============

PER COMMON SHARE:
Funds From Operations                                                          $         2.60         $         2.30
Adjusted Funds From Operations                                                 $         2.34         $         2.08
Dividends Declared                                                             $        1.560         $        1.400

                                                                                     PERCENTAGE
OTHER DATA:                                      JUNE 30, 2001   JUNE 30, 2000   INCREASE (DECREASE)
-----------                                      -------------   -------------   -------------------

Same store:
   Weighted average physical occupancy                   93.8%           94.7%           (0.9)%
   Average monthly rent per occupied unit        $        685    $        657             4.3%

Total portfolio:
   Weighted average physical occupancy                   93.1%           92.5%            0.6%
   Average monthly rent per occupied unit        $        685    $        658             4.1%

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
SECOND QUARTER 2001
PAGE SEVEN


                      FREE CASH FLOW FROM BUSINESS SEGMENTS
                    FOR THE THREE MONTHS ENDED JUNE 30, 2001
                 (IN THOUSANDS, EXCEPT PER SHARE AND UNIT DATA)
                                   (UNAUDITED)

                                                                                 CONSOLIDATED   UNCONSOLIDATED    TOTAL       %
                                                                                 ------------   --------------  ---------  -------

REAL ESTATE

    Conventional
      Average monthly rent greater than $1000 per unit (7,567 equivalent units)  $     19,030    $      1,996   $  21,026     10.0%
      Average monthly rent $900 to $1000 per unit (8,772 equivalent units)             18,682             467      19,149      9.1%
      Average monthly rent $800 to $900 per unit (12,940 equivalent units)             24,246           1,684      25,930     12.3%
      Average monthly rent $700 to $800 per unit (16,858 equivalent units)             22,796           2,035      24,831     11.8%
      Average monthly rent $600 to $700 per unit (37,174 equivalent units)             44,494           3,375      47,869     22.7%
      Average monthly rent $500 to $600 per unit (38,363 equivalent units)             32,717           3,076      35,793     17.0%
      Average monthly rent less than $500 per unit (16,049 equivalent units)            9,162             764       9,926      4.7%
                                                                                 ------------    ------------   ---------  -------

             Subtotal conventional real estate contribution to Free Cash Flow         171,127          13,397     184,524     87.6%

    Affordable  (14,197 equivalent units)                                               3,503           6,146       9,649      4.6%
    College housing (average rent of $539 per month)  (3,301 equivalent units)          2,735              86       2,821      1.3%
    Other real estate                                                                   4,494             148       4,642      2.2%
    Minority interest                                                                 (20,140)                    (20,140)    (9.6)%
                                                                                 ------------    ------------   ---------  -------

        Total real estate contribution to free cash flow                              161,719          19,777     181,496     86.1%

SERVICE BUSINESS

    Management contracts (property and asset management)
        Controlled properties                                                           5,403              --       5,403      2.6%
        Third party with terms in excess of one year                                      410              --         410     40.2%
        Third party cancelable in 30 days                                                 585              --         585     50.3%
                                                                                 ------------    ------------   ---------  -------

               Service business contribution to free cash flow before fees              6,398              --       6,398      3.1%
    Activity based fees                                                                 7,244              --       7,244      3.4%
                                                                                 ------------    ------------   ---------  -------

        Total service business contribution to free cash flow                          13,642              --      13,642      6.5%

INTEREST INCOME
    General partner loan interest                                                       7,954              --       7,954      3.8%
    Transactional income                                                                6,423              --       6,423      3.0%
    Money market and interest bearing accounts                                          2,998              --       2,998      1.4%
                                                                                 ------------    ------------   ---------  -------

        Total interest income contribution to free cash flow                           17,375              --      17,375      8.2%

General and Administrative Expense                                                     (1,562)             --      (1,562)    (0.8)%
                                                                                 ------------    ------------   ---------  -------

FREE CASH FLOW                                                                        191,174          19,777     210,951    100.0%

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
SECOND QUARTER 2001
PAGE EIGHT


                      FREE CASH FLOW FROM BUSINESS SEGMENTS
                    FOR THE THREE MONTHS ENDED JUNE 30, 2001
                 (IN THOUSANDS, EXCEPT PER SHARE AND UNIT DATA)
                                   (UNAUDITED)

                                                                                             BASIC                        DILUTED
                                                                           -----------------------------------------    ----------
                                                                           CONSOLIDATED   UNCONSOLIDATED     TOTAL         TOTAL
                                                                           ------------   --------------  ----------    ----------

FREE CASH FLOW                                                                 191,174         19,777        210,951       210,951

COST OF SENIOR CAPITAL
  Interest expense:
          Secured debt
              Long-term, fixed rate                                            (74,636)       (10,329)       (84,965)      (84,965)
              Long-term, variable rate                                            (539)        (2,447)        (2,986)       (2,986)
              Short-term                                                        (3,426)           (35)        (3,461)       (3,461)
          Lines of credit and other unsecured debt                              (5,011)            (1)        (5,012)       (5,012)
          Interest expense on convertible preferred securities                    (489)            --           (489)           --
          Interest capitalized                                                   1,985             --          1,985         1,985
                                                                            ----------     ----------     ----------    ----------
              Total interest expense before minority interest                  (82,116)       (12,812)       (94,928)      (94,439)
          Minority interest share of interest expense                           13,296             --         13,296        13,296
                                                                            ----------     ----------     ----------    ----------
              Total interest expense after minority interest                   (68,820)       (12,812)       (81,632)      (81,143)

  Distributions on preferred securities owned by minority interest                (679)            --           (679)           --
  Distributions on preferred OP units                                           (2,190)            --         (2,190)           --
  Distributions on preferred stock                                             (22,408)            --        (22,408)       (8,805)
                                                                            ----------     ----------     ----------    ----------
      Total distributions on preferred OP units and securities                 (25,277)            --        (25,277)       (8,805)

  Non-structural depreciation, net of capital replacements                      (1,259)           (89)        (1,348)       (1,348)
  Amortization of intangibles                                                   (4,332)            --         (4,332)       (4,332)
  Gain on disposition of properties                                              1,490             --          1,490         1,490
                                                                            ----------     ----------     ----------    ----------

          EARNINGS BEFORE STRUCTURAL DEPRECIATION                               92,976          6,876         99,852       116,813

  Structural depreciation, net of minority interest in other entities          (78,993)       (11,607)       (90,600)      (90,600)
  Interest expense on convertible preferred securities                              --             --             --          (489)
  Dividends on preferred securities                                                 --             --             --       (16,472)
                                                                            ----------     ----------     ----------    ----------

          NET INCOME (LOSS) ATTRIBUTABLE TO OP UNIT AND STOCKHOLDERS            13,983         (4,731)         9,252         9,252

  Gain on disposition of properties                                             (1,490)            --         (1,490)       (1,490)
  Structural depreciation, net of minority interest in other entities           78,993         11,607         90,600        90,600
  Non-structural depreciation, net of minority interest in other entities       13,952          2,254         16,206        16,206
  Amortization of intangibles                                                    4,332             --          4,332         4,332
  Interest expense on convertible preferred securities                              --             --             --           489
  Dividends on preferred securities                                                 --             --             --        16,472
                                                                            ----------     ----------     ----------    ----------


          FUNDS FROM OPERATIONS                                                109,770          9,130        118,900       135,861

  Capital replacement reserve                                                  (12,694)        (2,165)       (14,859)      (14,859)
                                                                            ----------     ----------     ----------    ----------


          ADJUSTED FUNDS FROM OPERATIONS                                    $   97,076     $    6,965     $  104,041    $  121,002
                                                                            ==========     ==========     ==========    ==========

                                                                              ------------------------------------------------
                                                                                                                   EARNINGS
                                                                                 EARNINGS          SHARES          PER SHARE
                                                                              --------------   --------------   --------------

EBSD
    Basic                                                                     $       99,852           84,872
    Diluted                                                                          116,813          103,288
Net Income
    Basic                                                                              9,252           84,872   $         0.11
    Diluted                                                                            9,252           86,351   $         0.11
FFO
    Basic                                                                            118,900           84,872
    Diluted                                                                          135,861          103,288
AFFO
    Basic                                                                            104,041           84,872
    Diluted                                                                          121,002          103,288

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
SECOND QUARTER 2001
PAGE NINE


         Free Cash Flow, Earnings Before Structural Depreciation, Funds From Operations, and Adjusted Funds From Operations are measurement standards used by the Company's management. These should not be considered alternatives to net income or cash flow from operating activities as determined in accordance with GAAP as an indication of the Company's performance or as a measure of liquidity.

         - "Free Cash Flow" ("FCF") is defined by the Company as net operating income minus the capital spending required to maintain the related assets. It measures profitability prior to the cost of capital.

         - "Earnings Before Structural Depreciation" ("EBSD") is defined by the Company as Net Income, determined in accordance with GAAP, plus "Structural Depreciation," i.e. depreciation of buildings and land improvements whose useful lives exceed 20 years.

         - "Funds From Operations" ("FFO") is defined by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") as net income (loss), computed in accordance with GAAP, excluding gains and losses from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustment for unconsolidated partnerships and joint ventures. The Company calculates FFO (diluted) based on the NAREIT definition, as further adjusted for minority interest in the Aimco Operating Partnership, amortization of intangibles, interest expense on mandatorily redeemable convertible preferred securities, the non-cash deferred portion of the income tax provision and less the payment of dividends on perpetual and non-dilutive convertible preferred stock. There can be no assurance that the Company's basis for computing FFO is comparable with that of other real estate investment trusts.

         - "Adjusted Funds From Operations" ("AFFO") is defined by the Company as FFO less a charge for capital replacements equal to at least $380 per apartment unit.


RECONCILIATION OF FCF, EBSD, FFO AND AFFO TO NET INCOME:

                                                                           FOR THE THREE MONTHS ENDED JUNE 30, 2001
                                                                 ------------------------------------------------------------
                                                                      FCF            EBSD            FFO             AFFO
                                                                 ------------    ------------    ------------    ------------

Amount per Free Cash Flow Schedule                               $    210,951    $     99,852    $    118,900    $    104,041
Total interest expense after minority interest                        (81,632)             --              --              --
Dividends on preferred securities owned by minority interest             (680)             --              --              --
Dividends on preferred OP Units                                            --           2,190           2,190           2,190
Dividends on preferred stock                                               --          22,408          22,408          22,408
Structural depreciation, net of minority interest                     (90,600)        (90,600)        (90,600)        (90,600)
Non-structural depreciation, net of minority interest                 (16,206)             --         (16,206)        (16,206)
Capital replacements                                                   14,859              --              --          14,859
Amortization of intangibles                                            (4,332)             --          (4,332)         (4,332)
Gain on disposition of properties                                       1,490              --           1,490           1,490
Minority interest in Operating Partnership                             (3,415)         (3,415)         (3,415)         (3,415)
                                                                 ------------    ------------    ------------    ------------

Net Income                                                       $     30,435    $     30,435    $     30,435    $     30,435
                                                                 ============    ============    ============    ============

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
SECOND QUARTER 2001
PAGE TEN


                         INCOME STATEMENT PRESENTATION
                    FOR THE THREE MONTHS ENDED JUNE 30, 2001
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                                                              PROPORTIONATE
                                                                                AIMCO            SHARE OF        PROPORTIONATE
                                                                             GAAP INCOME      UNCONSOLIDATED      CONSOLIDATED
                                                                             STATEMENT[a]     PARTNERSHIPS[b]  INCOME STATEMENT[c]
                                                                           ---------------    ---------------  -------------------
RENTAL PROPERTY OPERATIONS:
   Rental and other property revenues                                      $       323,770     $       47,840    $       371,610
   Property operating expenses                                                    (126,209)           (23,346)          (149,555)
   Owned property management expense                                                (3,008)            (2,552)            (5,560)
   Minority interest                                                                    --                 --                 --
                                                                           ---------------     --------------    ---------------
        INCOME FROM PROPERTY OPERATIONS                                            194,553             21,942            216,495

SERVICE COMPANY BUSINESS:
   Management fees and other income from affiliates                                 46,978                 --             46,978
   Management and other expenses                                                   (30,441)                --            (30,441)
   General and administrative expenses allocation                                   (2,895)                --             (2,895)
   Amortization of intangibles                                                      (4,332)                --             (4,332)
                                                                           ---------------     --------------    ---------------
        INCOME FROM SERVICE COMPANY BUSINESS                                         9,310                 --              9,310

General and administrative expenses:
   Before allocation                                                                (4,457)                --             (4,457)
   Allocation to consolidated service company business                               2,895                 --              2,895
                                                                           ---------------     --------------    ---------------
General and administrative expenses, net                                            (1,562)                --             (1,562)

Depreciation on rental property                                                    (95,213)           (13,861)          (109,074)
Interest expense                                                                   (82,116)           (12,812)           (94,928)
Interest and other income                                                           17,375                 --             17,375
Equity in earnings (losses) of unconsolidated real estate partnerships              (4,731)             4,731                 --
Minority interest in real estate partnerships                                       (5,256)                --             (5,256)
Amortization of intangibles                                                             --                 --                 --
                                                                           ---------------     --------------    ---------------

Income before gain from disposition of properties and
   minority interest in Operating Partnership                                       32,360                 --             32,360

Gain on disposition of properties                                                    1,490                 --              1,490
                                                                           ---------------     --------------    ---------------
Income before minority interest in Operating Partnership                            33,850                 --             33,850

Minority interest in Operating Partnership, preferred                               (2,190)                --             (2,190)
Minority interest in Operating Partnership, common                                  (1,225)                --             (1,225)
                                                                           ---------------     --------------    ---------------
Net income                                                                 $        30,435     $           --    $        30,435

Net income attributable to preferred stockholders                          $        22,408                       $        22,408
                                                                           ===============                       ===============
Net income attributable to common stockholders                             $         8,027                       $         8,027
                                                                           ===============                       ===============

Basic earnings per common share                                            $          0.11                       $          0.11
                                                                           ===============                       ===============
Diluted earnings per common share                                          $          0.11                       $          0.11
                                                                           ===============                       ===============

Weighted average number of common shares outstanding                                72,716
Weighted average number of common shares and common share
  equivalents outstanding                                                           74,354

Dividends paid per common share                                            $          0.78


                                                                        RECONCILIATION TO FREE CASH FLOW FROM BUSINESS SEGMENTS[d]
                                                                        ----------------------------------------------------------

                                                                        AMORTIZATION OF    MINORITY      CAPITAL        FREE CASH
                                                                          INTANGIBLES      INTEREST    REPLACEMENTS       FLOW
                                                                        ---------------    --------    ------------    -----------
RENTAL PROPERTY OPERATIONS:
   Rental and other property revenues                                   $            --    $     --    $         --    $   371,610
   Property operating expenses                                                       --          --         (14,859)      (164,414)
   Owned property management expense                                                 --          --              --         (5,560)
   Minority interest                                                                 --     (20,140)             --        (20,140)
                                                                        ---------------    --------    ------------    -----------
        INCOME FROM PROPERTY OPERATIONS                                              --     (20,140)        (14,859)       181,496

SERVICE COMPANY BUSINESS:
   Management fees and other income from affiliates                                  --          --              --         46,978
   Management and other expenses                                                     --          --              --        (30,441)
   General and administrative expenses allocation                                    --          --              --         (2,895)
   Amortization of intangibles                                                    4,332          --              --             --
                                                                        ---------------    --------    ------------    -----------
        INCOME FROM SERVICE COMPANY BUSINESS                                      4,332          --              --         13,642

General and administrative expenses:
   Before allocation                                                                 --          --              --         (4,457)
   Allocation to consolidated service company business                               --          --              --          2,895
                                                                        ---------------    --------    ------------    -----------
General and administrative expenses, net                                             --          --              --         (1,562)

Depreciation on rental property                                                      --       2,267          14,859        (91,948)
Interest expense                                                                     --      13,296              --        (81,632)
Interest and other income                                                            --          --              --         17,375
Equity in earnings (losses) of unconsolidated real estate partnerships               --          --              --             --
Minority interest in real estate partnerships                                        --       4,577              --           (679)
Amortization of intangibles                                                      (4,332)         --              --         (4,332)
                                                                        ---------------    --------    ------------    -----------

Income before gain from disposition of properties and
   minority interest in Operating Partnership                                        --          --              --         32,360

Gain on disposition of properties                                                    --          --              --          1,490
                                                                        ---------------    --------    ------------    -----------
Income before minority interest in Operating Partnership                             --          --              --         33,850

Minority interest in Operating Partnership, preferred                                --          --              --         (2,190)
Minority interest in Operating Partnership, common                                   --          --              --         (1,225)
                                                                        ---------------    --------    ------------    -----------
Net income                                                              $            --    $     --    $         --    $    30,435

Net income attributable to preferred stockholders                                                                      $    22,408
                                                                                                                       ===========
Net income attributable to common stockholders                                                1,225                    $     9,252
                                                                                                                       ===========

Basic earnings per common share                                                                                        $      0.11
                                                                                                                       ===========
Diluted earnings per common share                                                                                      $      0.11
                                                                                                                       ===========

Weighted average number of common shares outstanding
Weighted average number of common shares and common share equivalents outstanding

Dividends paid per common share

[a]  Aimco's consolidated statement of income on a GAAP basis

[b]  Aimco's proportionate share of unconsolidated real estate partnerships

[c] Total of Aimco's proportionate share of unconsolidated real estate partnerships and consolidated operations

[d] Reconciliation of the proportionate consolidated income statement to the Free Cash Flow From Business Segments on page 7

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
SECOND QUARTER 2001
PAGE ELEVEN


                            BALANCE SHEET INFORMATION
                                 (IN THOUSANDS)
                                   (UNAUDITED)

PROPERTY DEBT:

   Consolidated vs. Unconsolidated:
                                                                   Weighted Average
                                                        Amount           Rate
                                                     ------------  ----------------

Consolidated
  Fixed                                              $  4,200,935            7.42%
  Variable                                                155,502            5.51%
                                                     ------------    ------------
  Sub-Total Consolidated                                4,356,437

  Minority Interest                                      (533,423)
                                                     ------------    ------------
  Sub-Total Consolidated less Minority Interest      $  3,823,014            7.35%

Unconsolidated
  Fixed                                                   516,580            7.12%
  Variable                                                145,444            5.77%
                                                     ------------    ------------
  Sub-Total Unconsolidated                                662,024
                                                     ------------    ------------
Grand Total                                          $  4,485,038            7.33%
                                                     ============    ============


ACQUISITIONS FOR THE QUARTER ENDED JUNE 30, 2001:

       Real Estate Apartment Property Interests Acquired       $    100,852

       Limited Partner Equity Interests                        $     64,400


COMMON SHARES OUTSTANDING AS OF JUNE 30, 2001:

              Common stock                                           74,017
              OP and special units                                   12,189
                                                               ------------
                                                                     86,206
                                                               ============

PREFERRED STOCK:

                                              Amount            Coupon
                                           ------------      -------------

PERPETUAL:
Class C                                    $     60,000           9.00%
Class D                                         105,000           8.75%
Class G                                         101,250           9.38%
Class H                                          50,000           9.50%
Class Q                                          63,250          10.10%
                                           ------------
Total                                      $    379,500
                                           ============


CONVERTIBLE:
Class B                                    $     41,947          10.25%
Class K                                         125,000           8.00%
Class L                                         125,000           8.10%
Class M                                          30,000           8.50%
Class N                                         100,000           9.00%
Class O                                         100,000           9.00%
Class P                                         100,000           9.00%
                                           ------------
                                                621,947

Class B Partnership Preferred OP Units           35,000           7.75%
Preferred OP Units                              124,835           8.83%
TOPRs                                            25,347           6.50%
                                           ------------
Total                                      $    807,128
                                           ============

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
SUPPLEMENTAL REPORTING
SECOND QUARTER 2001
PAGE TWELVE

SAME STORE SALES - JUNE QTD 2001
TOP 40 MARKETS
(OWNERSHIP EFFECTED)
(IN THOUSANDS, EXCEPT PROPERTY AND PER UNIT DATA)


                                                                             JUNE 2001 - QTD                  JUNE 2000 - QTD
                                                                     ------------------------------   ------------------------------
         M S A                        SITES      UNITS       OWN         REV        EXP        NOI        REV        EXP       NOI
         -----                        -----   --------   --------    --------   --------   --------   --------   --------   --------

Washington                               23     11,315       71.8%     23,189      6,984     16,205     20,622      6,468     14,154
Chicago                                  20      5,979       86.8%     15,924      5,810     10,114     15,104      5,328      9,776
Houston                                  38     10,262       83.0%     14,732      6,500      8,232     13,913      6,180      7,733
                                      -----   --------   --------    --------   --------   --------   --------   --------   --------

Phoenix-Mesa                             32      8,089       90.4%     13,185      4,999      8,186     12,838      4,563      8,275
Atlanta                                  25      6,516       73.6%     10,429      3,580      6,849     10,150      3,487      6,663
Indianapolis                             31      9,412       70.0%     11,190      4,797      6,393     10,736      4,515      6,221
                                      -----   --------   --------    --------   --------   --------   --------   --------   --------

Philadelphia                              6      3,436       76.6%      8,299      3,157      5,142      7,773      3,019      4,754
Tampa-St. Petersburg-Clearwater          22      5,933       76.3%      8,051      3,380      4,671      7,847      3,461      4,386
Miami                                     9      3,235       82.2%      7,334      2,749      4,585      6,829      2,716      4,113
                                      -----   --------   --------    --------   --------   --------   --------   --------   --------

Orlando                                  18      5,164       75.8%      7,528      3,066      4,462      7,433      2,824      4,609
Dallas                                   23      6,350       61.5%      7,457      3,120      4,337      7,168      2,854      4,314
Norfolk-Virginia Beach-Newport News      13      3,548       82.8%      5,919      2,154      3,765      5,578      2,020      3,558
                                      -----   --------   --------    --------   --------   --------   --------   --------   --------

Denver                                   10      2,605       70.0%      4,651      1,271      3,380      4,304      1,187      3,117
Raleigh-Durham-Chapel Hill               11      3,024       72.4%      4,356      1,488      2,868      4,092      1,442      2,650
Grand Rapids-Muskegon-Holland             4      2,753      100.0%      4,864      2,146      2,718      4,468      1,919      2,549
                                      -----   --------   --------    --------   --------   --------   --------   --------   --------

San Diego                                 6      1,737       83.7%      3,814      1,124      2,690      3,439      1,154      2,285
Nashville                                11      3,752       66.5%      4,505      1,833      2,672      4,668      1,881      2,787
San Antonio                              16      3,602       98.0%      5,058      2,411      2,647      5,188      2,375      2,813
                                      -----   --------   --------    --------   --------   --------   --------   --------   --------

Fort Wayne                                3      2,459       95.4%      3,970      1,617      2,353      4,169      1,738      2,431
Middlesex-Somerset-Hunterdon              5      1,960       64.0%      3,581      1,258      2,323      3,301      1,082      2,219
Cincinnati                               11      2,671       66.7%      3,473      1,411      2,062      3,617      1,338      2,279
                                      -----   --------   --------    --------   --------   --------   --------   --------   --------

Fort Lauderdale                           6      1,658       86.7%      3,438      1,393      2,045      3,199      1,299      1,900
West Palm Beach-Boca Raton                6      1,727       85.4%      3,368      1,328      2,040      3,290      1,350      1,940
Austin-San Marcos                        10      2,308       67.6%      3,258      1,229      2,029      3,187      1,197      1,990
                                      -----   --------   --------    --------   --------   --------   --------   --------   --------

Salt Lake City-Ogden                      6      2,116       74.2%      2,859        901      1,958      2,815        845      1,970
Tucson                                    6      1,866      100.0%      2,915      1,157      1,758      2,854        973      1,881
Lansing-East Lansing                      9      2,118       64.1%      2,669        968      1,701      2,699      1,040      1,659
                                      -----   --------   --------    --------   --------   --------   --------   --------   --------

Jacksonville                              6      1,815       81.5%      2,797      1,115      1,682      2,627      1,102      1,525
Baltimore                                 5      1,229       72.5%      2,300        702      1,598      2,162        663      1,499
Charlotte-Gastonia-Rock Hill             11      2,336       69.1%      2,640      1,058      1,582      2,720      1,100      1,620
                                      -----   --------   --------    --------   --------   --------   --------   --------   --------

Orange County                             2        824       90.2%      1,981        572      1,409      1,870        586      1,284
Montgomery                                9      2,338       65.2%      2,001        672      1,329      2,061        655      1,406
Columbus                                  9      2,080       60.0%      2,031        806      1,225      2,138        872      1,266
                                      -----   --------   --------    --------   --------   --------   --------   --------   --------

Columbia                                  7      1,670       68.2%      2,055        832      1,223      1,928        786      1,142
Fort Worth-Arlington                     11      2,270       61.6%      2,400      1,186      1,214      2,287      1,114      1,173
Hartford                                  2        650       93.5%      1,624        427      1,197      1,608        444      1,164
                                      -----   --------   --------    --------   --------   --------   --------   --------   --------

Lafayette                                 5      1,170       88.8%      1,832        655      1,177      1,894        687      1,207
Los Angeles-Long Beach                    4      1,683       24.3%      1,446        334      1,112      1,321        364        957
Galveston-Texas City                      6      1,176       98.4%      2,136      1,029      1,107      2,114      1,116        998
                                      -----   --------   --------    --------   --------   --------   --------   --------   --------

Las Vegas                                 4      1,253       85.8%      1,832        735      1,097      1,777        631      1,146

Other  Markets (81)                     194     43,193       62.1%     48,723     18,906     29,817     47,134     18,125     29,009
                                      -----   --------   --------    --------   --------   --------   --------   --------   --------

JUNE 2001 SSS                           655    179,282       73.2%    265,814    100,860    164,954    254,922     96,500    158,422
                                      =====   ========   ========    ========   ========   ========   ========   ========   ========


                                                             CHANGE: JUNE 2001 LESS JUNE 2000
                                         ----------------------------------------------------------------------
                                               REVENUE                  EXPENSE                    N O I
                                         --------------------     --------------------     --------------------
         M S A                            AMOUNT       PCT         AMOUNT        PCT        AMOUNT       PCT
         -----                           --------    --------     --------    --------     --------    --------

Washington                                  2,567        12.4%         516         8.0%       2,051        14.5%
Chicago                                       820         5.4%         482         9.0%         338         3.5%
Houston                                       819         5.9%         320         5.2%         499         6.5%
                                         --------    --------     --------    --------     --------    --------

Phoenix-Mesa                                  347         2.7%         436         9.6%         (89)       (1.1)%
Atlanta                                       279         2.7%          93         2.7%         186         2.8%
Indianapolis                                  454         4.2%         282         6.2%         172         2.8%
                                         --------    --------     --------    --------     --------    --------

Philadelphia                                  526         6.8%         138         4.6%         388         8.2%
Tampa-St. Petersburg-Clearwater               204         2.6%         (81)       (2.3)%        285         6.5%
Miami                                         505         7.4%          33         1.2%         472        11.5%
                                         --------    --------     --------    --------     --------    --------

Orlando                                        95         1.3%         242         8.6%        (147)       (3.2)%
Dallas                                        289         4.0%         266         9.3%          23         0.5%
Norfolk-Virginia Beach-Newport News           341         6.1%         134         6.6%         207         5.8%
                                         --------    --------     --------    --------     --------    --------

Denver                                        347         8.1%          84         7.1%         263         8.4%
Raleigh-Durham-Chapel Hill                    264         6.5%          46         3.2%         218         8.2%
Grand Rapids-Muskegon-Holland                 396         8.9%         227        11.8%         169         6.6%
                                         --------    --------     --------    --------     --------    --------

San Diego                                     375        10.9%         (30)       (2.6)%        405        17.7%
Nashville                                    (163)       (3.5)%        (48)       (2.6)%       (115)       (4.1)%
San Antonio                                  (130)       (2.5)%         36         1.5%        (166)       (5.9)%
                                         --------    --------     --------    --------     --------    --------

Fort Wayne                                   (199)       (4.8)%       (121)       (7.0)%        (78)       (3.2)%
Middlesex-Somerset-Hunterdon                  280         8.5%         176        16.3%         104         4.7%
Cincinnati                                   (144)       (4.0)%         73         5.5%        (217)       (9.5)%
                                         --------    --------     --------    --------     --------    --------

Fort Lauderdale                               239         7.5%          94         7.2%         145         7.6%
West Palm Beach-Boca Raton                     78         2.4%         (22)       (1.6)%        100         5.2%
Austin-San Marcos                              71         2.2%          32         2.7%          39         2.0%
                                         --------    --------     --------    --------     --------    --------

Salt Lake City-Ogden                           44         1.6%          56         6.6%         (12)       (0.6)%
Tucson                                         61         2.1%         184        18.9%        (123)       (6.5)%
Lansing-East Lansing                          (30)        1.1%         (72)       (6.9)%         42         2.5%
                                         --------    --------     --------    --------     --------    --------

Jacksonville                                  170         6.5%          13         1.2%         157        10.3%
Baltimore                                     138         6.4%          39         5.9%          99         6.6%
Charlotte-Gastonia-Rock Hill                  (80)       (2.9)%        (42)       (3.8)%        (38)       (2.3)%
                                         --------    --------     --------    --------     --------    --------

Orange County                                 111         5.9%         (14)       (2.4)%        125         9.7%
Montgomery                                    (60)       (2.9)%         17         2.6%         (77)       (5.5)%
Columbus                                     (107)       (5.0)%        (66)       (7.6)%        (41)       (3.2)%
                                         --------    --------     --------    --------     --------    --------

Columbia                                      127         6.6%          46         5.9%          81         7.1%
Fort Worth-Arlington                          113         4.9%          72         6.5%          41         3.5%
Hartford                                       16         1.0%         (17)       (3.8)%         33         2.8%
                                         --------    --------     --------    --------     --------    --------

Lafayette                                     (62)       (3.3)%        (32)       (4.7)%        (30)       (2.5)%
Los Angeles-Long Beach                        125         9.5%         (30)       (8.2)%        155        16.2%
Galveston-Texas City                           22         1.0%         (87)       (7.8)%        109        10.9%
                                         --------    --------     --------    --------     --------    --------

Las Vegas                                      55         3.1%         104        16.5%         (49)       (4.3)%

Other  Markets (81)                         1,589         3.4%         781         4.3%         808         2.8%
                                         --------    --------     --------    --------     --------    --------

JUNE 2001 SSS                              10,892         4.3%       4,360         4.5%       6,532         4.1%
                                         ========    ========     ========    ========     ========    ========

AIMCO
Q2 2001 EARNINGS CONFERENCE CALL - ADDITIONAL COMMENTS/FOLLOW-UP


SHARE REPURCHASE

Aimco is authorized to repurchase up to 2.5 million shares of Aimco Class A Common Stock. Year to date 2001, Aimco has repurchased 668,000 shares of this authorization for a total of $28.6 million as follows:

                                  Shares Repurchased      Average Price Per Share
                                  ------------------      -----------------------
First Quarter 2001                          185,000           $       41.36
Second Quarter 2001                         483,000                   43.43
                                      -------------           -------------

Total                                       668,000           $       42.86